J.P. MORGAN INCOME FUNDS

JPMorgan Unconstrained Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 29, 2017

to the Prospectuses and Summary Prospectuses

dated July 1, 2016, as supplemented

Effective immediately, the portfolio manager information for JPMorgan Unconstrained Debt Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2010	Managing Director
Nicholas J. Gartside	2011	Managing Director
Iain T. Stealey	2010	Managing Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers — Unconstrained Debt Fund” is hereby deleted in its entirety and replaced by the following:

Unconstrained Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund is comprised of Robert Michele, Managing Director and CFA charterholder, Nicholas J. Gartside, Managing Director and CFA charterholder, and Iain T. Stealey, Managing Director and CFA charterholder. A portfolio manager for the Fund since its inception, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income and Currency Group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in New York, Europe and Asia. Mr. Gartside joined the portfolio management team for the Fund in 2011 and is the International Chief Investment Officer within JPMorgan Asset Management’s Global Fixed Income and Currency Group. In this role, Mr. Gartside is responsible for leading and overseeing the activities of international fixed income teams. In addition, he is the co-manager of multi-sector fixed income products. Mr. Stealey has served as a member of the portfolio management team for the Fund since its inception. An employee of JPMIM since 2002, Mr. Stealey is a portfolio manager in the International Fixed Income Group focusing on high grade bond strategies. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-UD-317